SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 28, 2006
                                                         -----------------



                      AMERICAN MORTGAGE ACCEPTANCE COMPANY
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



                                  Massachusetts
                 ----------------------------------------------
                 (State or other Jurisdiction of Incorporation)



        0-23972                                          13-6972380
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)


                     625 Madison Avenue, New York, NY 10022
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 317-5700
                                                           --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

On February 28, 2006, American Mortgage Acceptance Company ("AMAC" or the "Company") (AMEX: AMC) released a press release announcing its financial results for the fourth quarter and the twelve months ended December 31, 2005. A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to "Item 2.02. Disclosure of Results of Operations and Financial Condition" and not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of that Section of Sections 11 and 12 (a) (2) of the Securities Act.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
           ------------------------------------------------------------------

(a).  Financial Statements
      --------------------


Not Applicable

(b).  Pro Forma Financial Information
      -------------------------------


Not Applicable

(c).  Exhibits
      --------


99.1 Press Release dated February 28, 2006, "American Mortgage Acceptance Company Reports Fourth Quarter and Year-End Results for 2005".

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            American Mortgage Acceptance Company
                                            (Registrant)

                                            BY:   /s/ Jeff T. Blau
                                                  ----------------
                                                  Jeff T. Blau
                                                  Chief Executive Officer


February 28, 2006

AT THE COMPANY
--------------
Brenda Abuaf, Director of Shareholder Services
(800) 831-4826


                      AMERICAN MORTGAGE ACCEPTANCE COMPANY
              REPORTS FOURTH QUARTER AND YEAR-END RESULTS FOR 2005



NEW YORK, NY - FEBRUARY 28, 2006 - American Mortgage Acceptance Company ("AMAC" or the "Company") (AMEX: AMC) today announced financial results for its fourth quarter and year ended December 31, 2005.

"AMAC performed very well in 2005, demonstrating the strength and viability of the Company's business model," commented Marc D. Schnitzer, President of AMAC. "Even in a rising rate environment, AMAC was able to maintain healthy spreads between the Company's cost of capital and the rates that we earned on our investment portfolio. The 2005 results were bolstered by our solid origination volume, which increased 56.2% over our origination volume in 2004. We are well positioned to achieve our expansion plans for 2006."

FINANCIAL HIGHLIGHTS

AMAC reported total revenues of approximately $8.2 million for the three months ended December 31, 2005, representing an increase of approximately 54.6% as compared to revenues of approximately $5.3 million for the three months ended December 31, 2004. AMAC's total revenues for the twelve months ended December 31, 2005 was approximately $36.1 million, representing an increase of 64.2% as compared to revenues of approximately $22.0 million for the twelve months ended December 31, 2004.

As previously reported during September 2005, a Ginnie Mae Certificate ("GNMA") and a mezzanine loan were prepaid. In connection with the prepayment, AMAC received fees related to the prepayment of approximately $5.6 million. As AMAC's 2005 financial results include the incremental impact of this one-time prepayment, the Company is reporting revenues, net income and Funds from Operations both including and excluding ("adjusted") the incremental impact of the prepayment.

AMAC's total adjusted revenues were approximately $30.6 million for the twelve months ended December 31, 2005, representing an increase of approximately 38.8% as compared to revenues of approximately $22.0 million for the twelve months ended December 31, 2004. The substantial growth in our annual revenues in 2005 (exclusive of the prepayment fees) resulted primarily from increases in investment activity and the recognition of rental revenue for real estate owned.

For the three months ended December 31, 2005, AMAC earned net income of approximately $2.0 million, representing an increase of 50.4% as compared to net income of approximately $1.3 million for the three months ended December 31, 2004. On a per share basis (basic and diluted), net income was $0.24 for the three months ended December 31, 2005, representing an increase of 50.0% as compared to net income of $0.16 for the three months ended December 31, 2004. For the twelve months ended December 31, 2005, AMAC earned net income of approximately $15.2 million, representing an increase of 35.1% as compared to net income of approximately $11.3 million for the twelve months ended December 31, 2004. On a per share basis (basic and diluted), net income was $1.83 for the twelve months ended December 31, 2005, representing an increase of 35.6% as compared to $1.35 for the twelve months ended December 31, 2004.

AMAC earned adjusted net income of approximately $10.9 million for the twelve months ended December 31, 2005, representing a decrease of approximately 3.2% as compared to net income of approximately $11.3 million for the twelve months ended December 31, 2004. On a per share basis (basic and diluted), adjusted net income was $1.31 for the twelve months ended December 31, 2005, representing a decrease of 3.0% as compared to net income of $1.35 for the twelve months ended December 31, 2004. Adjusted net income was impacted by financing costs (particularly due to higher interest rates), and Advisory fees due to higher profits and an increased asset base. In addition, the net amount of earnings from real estate owned declined due to the refinancing of a portion of the portfolio, leading to a decline in AMAC's economic interests in the real estate.

Funds from Operations ("FFO") for the three months ended December 31, 2005 was approximately $3.4 million, representing an increase of approximately 8.1% as compared to FFO of approximately $3.1 million for the three months ended December 31, 2004. On a per share basis (basic and diluted), FFO was $0.41 for the three months ended December 31, 2005, representing an increase of 10.8% as compared to FFO of $0.37 for the three months ended December 31, 2004. FFO for the twelve months ended December 31, 2005 was approximately $17.6 million, representing an increase of approximately 31.4% as compared to FFO of approximately $13.4 million for the twelve months ended December 31, 2004. On a per share basis (basic and diluted), FFO was $2.12 for the twelve months ended December 31, 2005, representing an increase of 31.7% as compared to FFO of $1.61 for the twelve months ended December 31, 2004.

Adjusted FFO for the twelve months ended December 31, 2005 was approximately $13.3 million, representing a decrease of approximately 0.9% as compared to FFO of approximately $13.4 million for the twelve months ended December 31, 2004. On a per share basis (basic and diluted), adjusted FFO was $1.60 for the twelve months ended December 31, 2005, representing a decrease of 0.6% as compared to FFO of $1.61 for the twelve months ended December 31, 2004. The adjusted FFO results were impacted by the same cost factors that affected adjusted net income results.

AMAC's present quarterly dividend on an annualized basis is $1.60 per share, representing an approximate 10.5% yield on the $15.25 per share closing price on February 27, 2006.

INVESTMENT ACTIVITY

During the fourth quarter of 2005, AMAC acquired four Fannie Mae certificates with principal amounts totaling approximately $23.5 million and originated a $5.0 million subordinated interest in a first mortgage loan.

Overall, for the twelve months ended December 31, 2005, AMAC's investment activity included:

     o Approximately $24.4 million of floating rate mezzanine loans, $21.9 million of which has been funded through December 31, 2005;
     o Approximately $10.6 million of fixed rate mezzanine loans, $7.5 million of which has been funded through December 31, 2005;
     o    Approximately $7.5 million of first mortgage loans;
     o    A $5.0 million subordinated interest in a first mortgage loan; and
     o    $61.7 million of Fannie Mae certificates.

MANAGEMENT CONFERENCE CALL

Management will conduct a conference call today to review the Company's fourth quarter and year-end financial results for the period ended December 31, 2005. The conference call is scheduled for 11:00 a.m. Eastern Time. Callers will be invited to ask questions. Investors, brokers, analysts, and shareholders wishing to participate should call (800) 946-0720. For interested individuals unable to join the conference call, a replay of the call will be available through Saturday, March 4, 2006, at (888) 203-1112 (Passcode 7412150) or on our website, www.americanmortgageco.com, through Tuesday, March 14, 2006.

SUPPLEMENTAL FINANCIAL INFORMATION

For  more  detailed  financial  information,   please  access  the  Supplemental
Financial Package, which will be available in the Investor Relations section of the AMAC website at www.americanmortgageco.com.

ABOUT THE COMPANY

AMAC is a real estate investment trust that specializes in commercial real estate finance. AMAC originates and acquires first mortgage loans, mezzanine loans, bridge loans, and government-insured first mortgages secured by properties throughout the United States. For more information, please visit our website at http://www.americanmortgageco.com or contact the Shareholder Services Department directly at (800) 831-4826.

              AMERICAN MORTGAGE ACCEPTANCE COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)


                                                                      ------------   ------------
                                                                      December 31,   December 31,
                                                                         2005           2004
                                                                      ------------   ------------
Financial Position

   Total assets                                                         $400,723       $349,033
                                                                        ========       ========

   Repurchase facilities payable                                        $209,101       $157,633
                                                                        ========       ========

   Warehouse facility payable                                           $  4,070       $  3,827
                                                                        ========       ========

   Line of credit - related party                                       $     --       $  4,600
                                                                        ========       ========

   Mortgages payable on real estate owned                               $ 40,487       $ 56,993
                                                                        ========       ========

   Preferred shares of subsidiary (subject to mandatory repurchase)     $ 25,000       $     --
                                                                        ========       ========

   Total liabilities                                                    $286,540       $228,501
                                                                        ========       ========

   Total shareholders' equity                                           $114,183       $120,532
                                                                        ========       ========

                                               ----------------------      -----------------------
                                                 Three months ended          Twelve months ended
                                                     December 31,                December 31,
                                               ----------------------      -----------------------

                                                 2005          2004          2005           2004
                                               --------      --------      --------       --------
Operations

Total revenues                                  $8,237        $5,328        $36,143        $22,011
                                                ======        ======        =======        =======

Adjusted total revenues*                        $8,237        $5,328        $30,562        $22,011
                                                ======        ======        =======        =======

Net income                                      $2,027        $1,348        $15,235        $11,273
                                                ======        ======        =======        =======

Adjusted net income*                            $2,027        $1,348        $10,909        $11,273
                                                ======        ======        =======        =======

Net income per share (basic and diluted)        $ 0.24        $ 0.16        $  1.83        $  1.35
                                                ======        ======        =======        =======

Adjusted net income per share
           (basic and diluted)*                 $ 0.24        $ 0.16        $  1.31        $  1.35
                                                ======        ======        =======        =======

Weighted average shares outstanding
  Basic                                          8,307         8,336          8,316          8,336
                                                ======        ======        =======        =======
  Diluted                                        8,307         8,336          8,317          8,343
                                                ======        ======        =======        =======


* Excludes incremental earnings in 2005 from the prepayment of GNMA and related mezzanine investments.

              AMERICAN MORTGAGE ACCEPTANCE COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)


Funds from Operations ("FFO")(1), as calculated in accordance with the National Association of Real Estate Investment Trusts ("NAREIT") definition, for the three and twelve months ended December 31, 2005 and 2004, is summarized in the following table:


                                            -----------------------       -----------------------
                                              Three months ended            Twelve months ended
                                                  December 31,                  December 31,
                                            -----------------------       -----------------------

                                              2005           2004           2005           2004
                                            --------       --------       --------       --------
Net Income                                  $  2,027       $  1,348       $ 15,235       $ 11,273

Depreciation of real property                  1,351          1,776          2,389          2,143
                                            --------       --------       --------       --------

FFO                                         $  3,378       $  3,124       $ 17,624       $ 13,416
                                            ========       ========       ========       ========
Adjusted FFO*                               $  3,378       $  3,124       $ 13,298       $ 13,416
                                            ========       ========       ========       ========

Cash flows from operating activities        $  2,985       $  3,683       $ 18,036       $ 14,032
                                            ========       ========       ========       ========
Cash flows from investing activities        $  2,745       $(34,388)      $(64,512)      $(22,592)
                                            ========       ========       ========       ========
Cash flows from financing activities        $(11,475)      $ 20,944       $ 55,016       $  9,206
                                            ========       ========       ========       ========

FFO per share (basic and diluted)           $   0.41       $   0.37       $   2.12       $   1.61
                                            ========       ========       ========       ========
Adjusted FFO per share
                  (basic and diluted)*      $   0.41       $   0.37       $   1.60       $   1.61
                                            ========       ========       ========       ========

Weighted average shares outstanding
  Basic                                        8,307          8,336          8,316          8,336
                                            ========       ========       ========       ========
  Diluted                                      8,307          8,336          8,317          8,343
                                            ========       ========       ========       ========


* Excludes incremental earnings in 2005 from the prepayment of GNMA and related mezzanine investments.

 (1) FFO represents net income or loss (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains (or losses) from sales of property, excluding depreciation and amortization related to real property and including funds from operations for unconsolidated joint ventures calculated on the same basis. AMAC calculates FFO in accordance with the NAREIT definition. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity. Management considers FFO a supplemental measure of operating performance, and, along with cash flows from operating activities, financing activities, and investing activities, it provides investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures, and to fund other cash needs. Since not all companies calculate FFO in a similar fashion, our calculation presented above may not be comparable to similarly titled measures reported by other companies.


CERTAIN STATEMENTS IN THIS DOCUMENT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES ARE DETAILED IN AMAC'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND IN ITS OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS DOCUMENT. AMAC EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN AMAC'S EXPECTATIONS WITH REGARD THERETO OR CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

                                       ###